UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 5, 2007

Date of Report (Date of earliest event reported)

SANMINA-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEARS

SIGNATURE

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years

RESOLUTION OF THE BOARD OF DIRECTORS OF

SANMINA-SCI CORPORATION

June 4, 2007

Pursuant to Article X of the bylaws of Sanmina-SCI Corporation, a Delaware corporation, the Board of Directors of the corporation hereby adopts the following resolutions, effective as of the date set forth above.

RESOLVED, that Article VII, Section 1 of the bylaws is amended to state:

Shares of the corporation’s stock may be certificated or uncertificated, as provided under Delaware law.  All certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued.  They shall exhibit the holder’s name and number of shares and shall be signed by the Chairman or a Vice Chairman or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.  Any or all of the signatures on the certificate may be a facsimile.

RESOLVED, that Article VII, Section 3(b) of the bylaws is amended to state:

Transfers of stock shall be made on the books of the Corporation only by the record holder of such stock, or by attorney lawfully constituted in writing, and, in the case of stock represented by a certificate, upon surrender of the certificate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

By:	/s/ Michael Tyler
Michael Tyler
Executive Vice President and
General Counsel & Secretary

Date: June 5, 2007